UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 18, 2006
                                                 --------------


                           DRAGON GOLD RESOURCES, INC.
                  -----------------------------------------
             (Exact name of registrant as specified in its charter)


     Nevada                         000-50541                88-0507007
-----------------------------     -------------          ----------------------
(State or other jurisdiction      (Commission              (IRS Employer
 of incorporation)                 file number)         Identification Number)


         Regents Place, 338 Euston Road, London, United Kingdom NW1 3BT
               (Address of principal executive offices)(Zip Code)

                               011-44-207-416-4920
              (Registrant's telephone number, including area code)

                                       N/A
                      ----------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 1.01. Entry Into A Material Definitive Agreement

On April 18, 2006, Dragon Gold Resources, Inc. (the "Company"), entered into an Offshore Securities Subscription Agreement ("Agreement"), with Anglo Asian Resources, Inc. ("Anglo"),a Marshall Islands corporation. Under the Agreement, Anglo agreed to purchase 700,000 shares of the Company's common stock for US $35,000 (or US $0.05 per share).

Item 3.02. Unregistered Sales Of Equity Securities

On April 18, 2006, pursuant to the Agreement, the Company agreed to issue 700,000 restricted shares of the Company's common stock to Anglo, in a transaction not registered under the Securities Act of 1933 (the "Act"). The Company claims an exemption from registration afforded by Regulation S of the Act ("Regulation S"), since the forgoing issuance will be made to a non-U.S. person (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to an offshore transaction, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing


Item 4.01         Changes in Registrant's Certifying Accountant



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         (a) On April 18, 2006, Ham Langston Brezina LLP ("HLP"), the Company's
certifying accountants informed the Company that they were resigning as the Company's independent accountants.

         HLB's audit report on the financial statements for the year ended March 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles but was qualified on a going concern basis.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of HLB, there were no disagreements with HLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of HLB, would have caused HLB to make reference to the subject matter of the disagreement(s) in connection with its report.

         During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of HLB, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided HLB with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that HLB review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter will be filed by amendment as an exhibit to this Report upon receipt of the same.

         (b) The Company has not as yet engaged new certifying accountants.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         16.1     Letter of Ham Langston & Brezina LLP


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DRAGON GOLD RESOURCES, INC.

Dated: April 24, 2006
                                    By: /s/ Johannes Peterson

                                    President and Chief Executive Officer

Ham Langston Brezina LLP
11550 Fugua, Ste. 475
Houston, TX 77034


April 24, 2006




United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


To Whom It May Concern:

We have read Item 4(a) of Form 8-K dated April 18, 2006, of Dragon Gold, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.

Very truly yours,


/s/ Ham Langston Brezina LLP
Ham Langston Brezina LLP